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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 20, 2002
                                                 -------------------------------

Commission File Number     2-39621

                         UNITED FIRE & CASUALTY COMPANY
             (Exact name of registrant as specified in its charter)

              Iowa                                    42-0644327
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    (State of Incorporation)              (IRS Employer Identification No.)

  118 Second Avenue S.E., Cedar Rapids, Iowa                    52407-3909
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (319) 399-5700


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          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

1. On June 20, 2002, United Fire & Casualty Company, an Iowa corporation (the "Registrant"), dismissed Arthur Andersen LLP as its independent auditor and determined to engage Ernst & Young LLP as its new independent auditors. The change in independent auditors became effective June 20, 2002. The decision to dismiss Arthur Andersen LLP and to engage Ernst & Young LLP was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

2. Arthur Andersen LLP's reports on the Registrant's financial statements did not, in either of the past two fiscal years, contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

3. During the Registrant's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 20, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

4. During the Registrant's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 20, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

5. The Registrant provided Arthur Andersen LLP with a copy of the foregoing disclosures in advance of the day that these disclosures were filed by the Company with the Securities and Exchange Commission. Attached as Exhibit
     16.1 to this Current Report on Form 8-K is a copy of Arthur Andersen LLP's letter, dated June 25, 2002, stating its agreement with such statements.

6. During the Registrant's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 20, 2002, the Registrant did not consult with Ernst & Young LLP regarding any of the matters or events described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

Exhibit No.       Description
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16.1              Arthur Andersen LLP letter dated June 25, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED FIRE & CASUALTY COMPANY


                                   By:      /s/ Kent G. Baker
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                                        Kent G. Baker
                                        Vice President & Chief Financial Officer

Dated:  June 21, 2002